SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Exchange Act Rule 14a-12

National Commerce Financial Corporation
(Name of Registrant as Specified In Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

National Commerce Financial Corporation is amending the Schedule 14A filed on August 9, 2004 by filing the following proxy card as a new Appendix E to the Schedule 14A. The proxy card was inadvertently not filed with the Schedule 14A. The proxy card sent to all shareholders was in the same form as the proxy card attached hereto.

APPENDIX E

NATIONAL COMMERCE FINANCIAL CORPORATION

One Commerce Square
Memphis, Tennessee 38150

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas M. Garrott and M.J.A. ("Jekka") Pinckney, and each of them, proxies with full power of substitution, to vote for the undersigned all shares of common stock of National Commerce Financial Corporation, that the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders (the "Special Meeting") to be held at the Auditorium at National Bank of Commerce, Concourse Level, Commerce Tower, One Commerce Square, Memphis, Tennessee 38150 on September 15, 2004, beginning at 9:00 a.m., local time, and at any adjournments or postponement thereof, upon the matters described on reverse and in the accompanying Joint Proxy Statement-Prospectus dated August 4, 2004, and upon any other business that may properly come before such Special Meeting or any adjournments thereof.

Pursuant to the Joint Proxy Statement - Prospectus, said proxies are directed to vote as indicated on the reverse hereof, and otherwise as the Board of Directors may recommend with respect to any other business that may properly come before the meeting or at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MAY 7, 2004, BY AND BETWEEN SUNTRUST BANKS, INC. AND NATIONAL COMMERCE FINANCIAL CORPORATION.

(Continued and to be signed on the reverse side)

E-1

SPECIAL MEETING OF SHAREHOLDERS OF

NATIONAL COMMERCE FINANCIAL CORPORATION

September 15, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER ____________________________________ ACCOUNT NUMBER ____________________________________ ____________________________________
- OR -
INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

↓  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

Proposal 1 is more fully described in the Joint Proxy Statement-Prospectus that accompanies this proxy. You are encouraged to read the Joint Proxy Statement-Prospectus carefully.
			FOR	AGAINST	ABSTAIN
	1.	To approve the Agreement and Plan of Merger, dated as of May 7, 2004, by and between SunTrust Banks, Inc. and National Commerce Financial Corporation (the "Merger Agreement"), as described in the Joint Proxy Statement-Prospectus and the Merger Agreement.
Proposal 2 is more fully described in the Joint Proxy Statement-Prospectus that accompanies this proxy. You are encouraged to read the Joint Proxy Statement-Prospectus carefully.
			FOR	AGAINST	ABSTAIN
	2.	To adjourn or postpone the NCF Special Meeting, if necessary, for the purpose of soliciting additional proxies.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF PROPERLY EXECUTED AND NO DIRECTION IS GIVEN, IF NECESSARY, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 2. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE "FOR" PROPOSALS 1 AND 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder ______________________________________ Date: ______________________ Signature of Shareholder ______________________________________ Date: ______________________

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

E-2